Stock-Based Compensation	9 Months Ended
Sep. 30, 2011
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Disclosure of Compensation Related Costs, Share-based Payments [Text Block]
3. Stock-Based Compensation

Compensation expense for all stock-based awards is measured at the grant date based on the fair value of the award and is recognized as an expense, on a straight-line basis, over the employee's requisite service period (generally the vesting period of the equity award). The fair value of each option award is estimated on the date of grant using a Black-Scholes option valuation model. Stock-based compensation expense is recognized only for those awards that are expected to vest using an estimated forfeiture rate. We estimate pre-vesting option forfeitures at the time of grant and reflect the impact of estimated pre-vesting option forfeitures in compensation expense recognized. For options and warrants issued to non-employees, the Company recognizes stock compensation costs utilizing the fair value methodology over the related period of benefit.

The following key weighted average assumptions were employed in the Black-Scholes option valuation model for the three and nine month periods ended September 30, 2011 (no options were granted in the three or nine month periods ended September 30, 2010 and no calculation was performed):

	Three Months Ended September 30, 2011	Nine Months Ended September 30, 2011
Risk-free interest rate	2.27%	2.27%
Expected dividend yield	-%	-%
Volatility	193.6%	193.6%
Expected life	7 Years	7 Years
Weighted average Black - Scholes value of options granted	$0.65	$0.65

The risk-free interest rate is based on the U.S. Treasury yield curve in effect at the time of grant. The Company does not anticipate declaring dividends in the foreseeable future. Volatility is based on historical data. The expected life of an option is based on assumptions about future option vesting and exercises.
A summary of the Company’s year-to-date stock option activity and related information follows (options in thousands):

	Options	Weighted Average Exercise price	Weighted Average remaining Contractual Term
Outstanding at December 31, 2010	3,256	$0.71
Grants	22,128	0.66
Expired	(5)	10.62
Cancellations	(557)	0.60
Outstanding at September 30, 2011	24,822	$0.67	9.8	years

Exercisable at September 30, 2011	10,574	$0.66	9.6	years

Available for grant at September 30, 2011	7,942

In May 2011, the Company increased the number of shares reserved for issuance under the 2007 Stock Option Plan by an additional 20,000,000 shares of its common stock.   As of September 30, 2011, the aggregate intrinsic value of outstanding stock options was $0. Intrinsic value represents the total pretax intrinsic value for all “in-the-money” options (i.e., the difference between the Company’s closing stock price on the last trading day of its third quarter of 2011 and the exercise price, multiplied by the number of shares of common stock underlying the stock options) that would have been received by the option holders had all option holders exercised their options on September 30, 2011.

Stock-based compensation expense was as follows for the three and nine months ended September 30, (in thousands):

	Three months ended September 30,		Nine months ended September 30,
	2010	2011	2010	2011
Research and development	$163	$226	$525	$2,172
General and administrative	329	1,178	987	5,182
Total Stock-based compensation	$492	$1,404	$1,512	$7,354

At September 30, 2011, the unrecognized compensation expense related to stock options was $5.9 million which is to be recognized over a weighted average period of 2.9 years (approximately $2 million per year).